UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 25, 2002


                               MAYNARD OIL COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                        0-5704                  75-1362284
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)




   8080 N. Central Expressway, Suite 660, Dallas, Texas            75206
    (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: (214)891-8880

Item 5.       Other Events

              On April 25, 2002, Registrant issued a press release announcing that it has signed a merger agreement with Plantation Petroleum Holdings, LLC, a copy of which merger agreement is attached as Exhibit 2.1 to this Form 8-K and incorporated herein by reference. A copy of the press release with respect to the merger agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

              (c)  Exhibits

                    Number No.       Description
                    ----------       -----------


                    2.1 Agreement and Plan of Merger by and among Plantation Petroleum Holdings, LLC, Plantation Petroleum Acquisition Corp., and Maynard Oil Company, dated April 25, 2002.

                    99.1             Press release dated April 25, 2002.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              MAYNARD OIL COMPANY


                                              By:      /s/ Linda K. Burgess
                                                 -------------------------------
                                                       Linda K. Burgess


Dated: April 26, 2002